Exhibit 10.1

FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Fifth Amendment”) dated January 15, 2010, is by and among StoneMor GP LLC, a Delaware limited liability company (the “General Partner”), StoneMor Partners L.P., a Delaware limited partnership (the “Partnership”), StoneMor Operating LLC, a Delaware limited liability company (the “Operating Company”), the Subsidiaries of the Operating Company set forth on the signature pages hereto (together with the Operating Company, each individually a “Borrower” and collectively, the “Borrowers” and together with the General Partner and the Partnership, each individually a “Credit Party” and collectively, the “Credit Parties”), the Lenders party hereto (collectively, the “Amendment Lenders”), and Bank of America, N.A., a national banking association, as Administrative Agent for the benefit of the Lenders (in such capacity, the “Administrative Agent”), and as Swing Line Lender and L/C Issuer.

BACKGROUND

A. Pursuant to that certain Amended and Restated Credit Agreement, dated August 15, 2007, by and among the parties hereto, as amended by: (a) that certain First Amendment to Amended and Restated Credit Agreement, dated November 2, 2007; (b) that certain Second Amendment to Amended and Restated Credit Agreement, dated April 30, 2009; (c) that certain Third Amendment to Amended and Restated Credit Agreement, dated July 6, 2009; and (d) that certain Fourth Amendment to Amended and Restated Credit Agreement, dated November 24, 2009 (as amended, modified or otherwise supplemented from time to time, the “Credit Agreement”), the existing Lenders agreed, inter alia, to extend to the Borrowers (i) a revolving credit facility in the maximum aggregate principal amount of Thirty-Five Million Dollars ($35,000,000), and (ii) an acquisition facility in the maximum aggregate principal amount of Forty-Five Million Dollars ($45,000,000).

B. The Borrowers have requested an adjustment to the Credit Agreement covenant setting forth the maximum permitted Consolidated Leverage Ratio for the first half of 2010.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions.

(a) General Rule. Except as expressly set forth herein, all capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

(b) Additional Definition. The following additional definition is hereby added to Section 1.01 (Defined Terms) of the Credit Agreement to read in its entirety as follows:

“Fifth Amendment” means the Fifth Amendment to this Agreement dated January 15, 2010.

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2. Amendment to Subsection (c) of Section 7.11 (Financial Covenants). Section 7.11(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio to be greater than: (i) 4.0 to 1.0, for any Measurement Period ending prior to July 1, 2010; (ii) 3.75 to 1.0, for any Measurement Period ending between July 1, 2010 and December 31, 2010; or (iii) 3.65 to 1.0, for any Measurement Period ending after December 31, 2010.

3. Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that, as to such Credit Party:

(a) Representations. Each of the representations and warranties of or as to such Credit Party contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except to the extent such representation or warranty was made as of a specific date;

(b) Power and Authority. (i) Such Credit Party has the power and authority under the laws of its jurisdiction of organization and under its organizational documents to enter into and perform this Fifth Amendment and any other documents which the Administrative Agent requires such Credit Party to deliver hereunder (this Fifth Amendment and any such additional documents delivered in connection with the Fifth Amendment are herein referred to as the “Fifth Amendment Documents”); and (ii) all actions, corporate or otherwise, necessary or appropriate for the due execution and full performance by such Credit Party of the Fifth Amendment Documents have been adopted and taken and, upon their execution, the Credit Agreement, as amended by this Fifth Amendment and the other Fifth Amendment Documents will constitute the valid and binding obligations of such Credit Party enforceable in accordance with their respective terms, except as such enforcement may be limited by any Debtor Relief Law from time to time in effect which affect the enforcement of creditors rights in general and the availability of equitable remedies;

(c) No Violation. The making and performance of the Fifth Amendment Documents will not (i) contravene, conflict with or result in a breach or default under any applicable law, statute, rule or regulation, or any order, writ, injunction, judgment, ruling or decree of any court, arbitrator or governmental instrumentality, (ii) contravene, constitute a default under, conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other agreement or instrument to which any Credit Party is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) contravene or violate any provision of the certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement or equivalent organizational document, as the case may be, any Credit Party;

(d) No Default. Immediately prior to and after giving effect to this Fifth Amendment, no Default or Event of Default has occurred and is continuing; and

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(e) No Material Adverse Effect. No Material Adverse Effect has occurred since December 31, 2008.

4. Conditions to Effectiveness of Amendment. This Fifth Amendment shall be effective upon the Administrative Agent’s receipt of the following, each in form and substance reasonably satisfactory to the Administrative Agent:

(a) Fifth Amendment. This Fifth Amendment, duly executed by the Credit Parties and Lenders constituting Required Lenders; and

(b) Amendment to Note Purchase Agreement. A duly executed copy of the Fifth Amendment to Amended and Restated Note Purchase Agreement, dated as of the date hereof, by and among the Credit Parties and the Purchasers, amending the Note Purchase Agreement in a similar manner to this Fifth Amendment.

5. No Waiver; Ratification. The execution, delivery and performance of this Fifth Amendment shall not (a) operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement or any other Credit Document and the agreements and documents executed in connection therewith or (b) constitute a waiver of any provision thereof. Except as expressly modified hereby, all terms, conditions and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by each of the Credit Parties. Nothing contained herein constitutes an agreement or obligation by the Administrative Agent or the Lenders to grant any further amendments to the Credit Agreement or any of the other Credit Documents.

6. Acknowledgments. To induce the Administrative Agent and the Amendment Lenders to enter into this Fifth Amendment, the Credit Parties acknowledge, agree, warrant, and represent that:

(a) Acknowledgment of Obligations; Collateral; Waiver of Claims. (i) the Credit Documents are valid and enforceable against, and all of the terms and conditions of the Credit Documents are binding on, the Credit Parties; (ii) the liens and security interests granted to the Collateral Agent, on behalf of the Secured Parties, by the Credit Parties pursuant to the Credit Documents are valid, legal and binding, properly recorded or filed and first priority perfected liens and security interests (subject to Permitted Liens); and (iii) the Credit Parties hereby waive any and all defenses, set offs and counterclaims which they, whether jointly or severally, may have or claim to have against each of the Secured Parties as of the date hereof.

(b) No Waiver of Existing Defaults. No Default or Event of Default exists immediately before or immediately after giving effect to this Fifth Amendment. Nothing in this Fifth Amendment nor any communication between any Secured Party, any Credit Party or any of their respective officers, agents, employees or representatives shall be deemed to constitute a waiver of (i) any Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect in any material respect, or (ii) any rights or remedies which any Secured Party has against any Credit Party under the Credit Agreement or any other Credit Document and/or applicable law, with respect to any such Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect in any material respect.

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7. Binding Effect. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8. Governing Law. This Fifth Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to the choice of law doctrine of the Commonwealth of Pennsylvania.

9. Headings. The headings of the sections of this Fifth Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Fifth Amendment.

10. Counterparts. This Fifth Amendment may be executed in any number of counterparts with the same affect as if all of the signatures on such counterparts appeared on one document and each counterpart shall be deemed an original. Delivery of an executed counterpart of a signature page of this Fifth Amendment by telecopy or by electronic means shall be effective as delivery of a manually executed counterpart of this Fifth Amendment.

11. Consent. To the extent that consent of the Lenders is required, the Amendment Lenders hereby consent to the Fifth Amendment to Amended and Restated Note Purchase Agreement dated as of the date hereof among the Credit Parties and the Purchasers.

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IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officers, have executed this Fifth Amendment to Amended and Restated Credit Agreement as of the date first above written.

General Partner:

STONEMOR GP LLC

By:	/s/ Paul Waimberg
Name:	Paul Waimberg
Title:	Vice President

Partnership:

STONEMOR PARTNERS L.P.
By:	STONEMOR GP LLC
its General Partner

By:	/s/ Paul Waimberg
Name:	Paul Waimberg
Title:	Vice President

Operating Company:

STONEMOR OPERATING LLC

By:	/s/ Paul Waimberg
Name:	Paul Waimberg
Title:	Vice President

Borrowers’ Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

Additional Credit Parties

Alleghany Memorial Park Subsidiary, Inc.

Altavista Memorial Park Subsidiary, Inc.

Arlington Development Company

Augusta Memorial Park Perpetual Care Company

Bethel Cemetery Association

Beth Israel Cemetery Association of Woodbridge, New Jersey

Birchlawn Burial Park Subsidiary, Inc.

Cedar Hill Funeral Home, Inc.

Cemetery Investments Subsidiary, Inc.

Clover Leaf Park Cemetery Association

Columbia Memorial Park Subsidiary, Inc.

Cornerstone Family Insurance Services, Inc.

Cornerstone Family Services of New Jersey, Inc.

Cornerstone Family Services of West Virginia Subsidiary, Inc.

Covenant Acquisition Subsidiary, Inc.

Crown Hill Cemetery Association

Eloise B. Kyper Funeral Home, Inc.

Glen Haven Memorial Park Subsidiary, Inc.

Henry Memorial Park Subsidiary, Inc.

Highland Memorial Park, Inc.

Hillside Memorial Park Association, Inc.

KIRIS Subsidiary, Inc.

Lakewood/Hamilton Cemetery Subsidiary, Inc.

Lakewood Memory Gardens South Subsidiary, Inc.

Laurel Hill Memorial Park Subsidiary, Inc.

Laurelwood Holding Company

Legacy Estates, Inc.

Locustwood Cemetery Association

Loewen [Virginia] Subsidiary, Inc.

Lorraine Park Cemetery Subsidiary, Inc.

Modern Park Development Subsidiary, Inc.

Northlawn Memorial Gardens

Oak Hill Cemetery Subsidiary, Inc.

Ohio Cemetery Holdings, Inc.

Osiris Holding Finance Company

Osiris Holding of Maryland Subsidiary, Inc.

Osiris Holding of Rhode Island Subsidiary, Inc.

Osiris Management, Inc.

Osiris Telemarketing Corp.

By:	/s/ Paul Waimberg

Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Borrowers’ Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

Perpetual Gardens.Com, Inc.

PVD Acquisitions Subsidiary, Inc.

Rockbridge Memorial Gardens Subsidiary Company

Rose Lawn Cemeteries Subsidiary, Incorporated

Roselawn Development Subsidiary Corporation

Russell Memorial Cemetery Subsidiary, Inc.

Shenandoah Memorial Park Subsidiary, Inc.

Sierra View Memorial Park

Southern Memorial Sales Subsidiary, Inc.

Springhill Memory Gardens Subsidiary, Inc.

Star City Memorial Sales Subsidiary, Inc.

Stephen R. Haky Funeral Home, Inc.

Stitham Subsidiary, Incorporated

StoneMor Alabama Subsidiary, Inc.

StoneMor California, Inc.

StoneMor California Subsidiary, Inc.

StoneMor Georgia Subsidiary, Inc.

StoneMor Hawaii Subsidiary, Inc.

StoneMor North Carolina Funeral Services, Inc.

StoneMor Ohio Subsidiary, Inc.

StoneMor Tennessee Subsidiary, Inc.

StoneMor Washington, Inc.

Sunset Memorial Gardens Subsidiary, Inc.

Sunset Memorial Park Subsidiary, Inc.

Temple Hill Subsidiary Corporation

The Valhalla Cemetery Subsidiary Corporation

Virginia Memorial Service Subsidiary Corporation

W N C Subsidiary, Inc.

Wicomico Memorial Parks Subsidiary, Inc.

Willowbrook Management Corp.

By:	/s/ Paul Waimberg

Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Borrowers’ Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

Alleghany Memorial Park LLC

Altavista Memorial Park LLC

Birchlawn Burial Park LLC

Cemetery Investments LLC

Cemetery Management Services, L.L.C.

Cemetery Management Services of Mid-Atlantic States, L.L.C.

Cemetery Management Services of Ohio, L.L.C.

Cemetery Management Services of Pennsylvania, L.L.C.

CMS West LLC

CMS West Subsidiary LLC

Columbia Memorial Park LLC

Cornerstone Family Services of West Virginia LLC

Cornerstone Funeral and Cremation Services LLC

Covenant Acquisition LLC

Glen Haven Memorial Park LLC

Henlopen Memorial Park LLC

Henlopen Memorial Park Subsidiary LLC

Henry Memorial Park LLC

Juniata Memorial Park LLC

KIRIS LLC

Lakewood/Hamilton Cemetery LLC

Lakewood Memory Gardens South LLC

Laurel Hill Memorial Park LLC

Loewen [Virginia] LLC

Lorraine Park Cemetery LLC

Modern Park Development LLC

Oak Hill Cemetery LLC

Osiris Holding of Maryland LLC

Osiris Holding of Pennsylvania LLC

Osiris Holding of Rhode Island LLC

PVD Acquisitions LLC

Rockbridge Memorial Gardens LLC

Rolling Green Memorial Park LLC

Rose Lawn Cemeteries LLC

Roselawn Development LLC

Russell Memorial Cemetery LLC

Shenandoah Memorial Park LLC

Southern Memorial Sales LLC

Springhill Memory Gardens LLC

Star City Memorial Sales LLC

Stitham LLC

By:	/s/ Paul Waimberg

Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Borrowers’ Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

StoneMor Alabama LLC

StoneMor Arkansas Subsidiary LLC

StoneMor Cemetery Products LLC

StoneMor Colorado LLC

StoneMor Colorado Subsidiary LLC

StoneMor Florida Subsidiary LLC

StoneMor Georgia LLC

StoneMor Hawaii LLC

StoneMor Hawaiian Joint Venture Group LLC

StoneMor Holding of Pennsylvania LLC

StoneMor Illinois LLC

StoneMor Illinois Subsidiary LLC

StoneMor Indiana LLC

StoneMor Indiana Subsidiary LLC

StoneMor Iowa LLC

StoneMor Iowa Subsidiary LLC

StoneMor Kansas LLC

StoneMor Kansas Subsidiary LLC

StoneMor Kentucky LLC

StoneMor Kentucky Subsidiary LLC

StoneMor Michigan LLC

StoneMor Michigan Subsidiary LLC

StoneMor Missouri LLC

StoneMor Missouri Subsidiary LLC

StoneMor North Carolina LLC

StoneMor North Carolina Subsidiary LLC

StoneMor Ohio LLC

StoneMor Oregon LLC

StoneMor Oregon Subsidiary LLC

StoneMor Pennsylvania LLC

StoneMor Pennsylvania Subsidiary LLC

StoneMor Puerto Rico LLC

StoneMor Puerto Rico Subsidiary LLC

StoneMor South Carolina LLC

StoneMor South Carolina Subsidiary LLC

StoneMor Washington Subsidiary LLC

By:	/s/ Paul Waimberg

Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Borrowers’ Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

Sunset Memorial Gardens LLC

Sunset Memorial Park LLC

Temple Hill LLC

The Valhalla Cemetery Company LLC

Tioga County Memorial Gardens LLC

Virginia Memorial Service LLC

WNCI LLC

Wicomico Memorial Parks LLC

Woodlawn Memorial Park Subsidiary LLC

By:	/s/ Paul Waimberg

Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Borrowers’ Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kathleen Carry
Name:	Kathleen Carry
Title:	Vice President

Administrative Agent’s Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Kenneth G. Wood
Name:	Kenneth G. Wood
Title:	Senior Vice President

Lender’s Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

SOVEREIGN BANK

By:	/s/ Daniel Vereb
Name:	Daniel Vereb
Title:	Vice President

Lender’s Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

TD BANK, N.A.

By:	/s/ Peter L. Davis
Name:	Peter L. Davis
Title:	SVP

Lender’s Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

CAPITAL ONE, N.A.

By:	/s/ Allison Sardo
Name:	Allison Sardo
Title:	Senior Vice President

Lender’s Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

HARLEYSVILLE NATIONAL BANK AND TRUST COMPANY

By:	/s/ Henry G. Kush, Jr.
Name:	Henry G. Kush, Jr.
Title:	VP

Lender’s Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

SUN NATIONAL BANK

By:	/s/ Christopher P. Kleczkowski
Name:	Christopher P. Kleczkowski
Title:	SVP

Lender’s Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

TRISTATE CAPITAL BANK

By:	/s/ Kent Nelson
Name:	Kent Nelson
Title:	SVP

Lender’s Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

SUSQUEHANNA BANK

By:	/s/ Jerald C. Goodwin
Name:	Jerald C. Goodwin
Title:	Vice President

Lender’s Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

BENEFICIAL MUTUAL SAVINGS BANK

By:	/s/ Andrew J. Niesen
Name:	Andrew J. Niesen
Title:	Vice President

Lender’s Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

FOX CHASE BANK

By:	/s/ Paul A. Pyfer
Name:	Paul A. Pyfer
Title:	Sr. Relationship Mgr., FVP

Lender’s Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

RAYMOND JAMES BANK, FSB

By:	/s/ Garrett McKinnon
Name:	Garrett McKinnon
Title:	Senior Vice President

Lender’s Signature Page to Fifth Amendment to Amended and Restated Credit Agreement